Exhibit 10.2

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Second Amendment to Revolving Credit Agreement (this “Amendment”) is made as of this 13th day of June, 2019, among CRESCENT CAPITAL BDC, INC., a Delaware corporation (“Borrower”), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association (“Capital One”), as administrative agent (“Administrative Agent”), and Capital One, as a Lender (in such capacity, the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, and Lenders have entered into a certain Revolving Credit Agreement dated as of June 29, 2017, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 29, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Administrative Agent and the Lenders agreed to provide a revolving credit facility to Borrower in the aggregate principal amount set forth therein, as evidenced by certain Notes (collectively, the “Note”) made by Borrower in favor of each Lender;

WHEREAS, the Borrower has requested an extension of the Stated Maturity Date;

NOW, THEREFORE, the parties hereto agree as follows:

1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2.    Facility Extension. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the parties hereto agree and acknowledge that, effective as of the date hereof, the Stated Maturity Date is hereby extended to September 29, 2019. No further extension of the Stated Maturity Date is allowed as a matter of right to the Borrower.

3.    Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that, as of the date hereof:

(a)    The representations and warranties of the Credit Parties set forth herein and in the other Loan Documents are true and correct in all material respects on and as of the date of the advance of such Borrowing, with the same force and effect as if made on and as of such date, except with respect to representations and warranties made as of a specific date, which shall be true and correct on and as of such date;

(b)    There exists no Potential Default or Event of Default.

(c)    This Amendment has been duly authorized, executed and delivered by or on behalf of Borrower and, constitutes the legal and binding obligations of Borrower, enforceable in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

(d)    The “Commitment Period” (as that term is defined in the Constituent Documents of the Initial Borrower) has not been terminated or expired. Without limitation to the foregoing, the Stated Maturity Date, as extended hereby, is not later than sixty (60) days prior to the date on which the Initial Borrower’s ability to call Capital Commitments for the purpose of repaying the Obligations is terminated.

4.    Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 12.01 of the Credit Agreement, by Administrative Agent and Lenders;

(a)    Administrative Agent shall have received a fully executed copy of this Amendment duly executed and delivered by Borrower, Administrative Agent, and Lender.

(b)    In connection with this Amendment, Administrative Agent shall have received all fees and amounts due and payable hereunder on or prior to the date of this Amendment, and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

(c)    No Potential Default or Event of Default shall have occurred and be continuing as of the date of this Amendment.

5.    General Terms. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents to which it is a party and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document for all purposes.

6.    Illegality. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

7.    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first written above.

BORROWER:

CRESCENT CAPITAL BDC, INC., a Delaware
corporation.

By:	/s/ Mike L. Wilhelms

Name: Mike L. Wilhelms
Title: Chief Financial Officer, CBDC

[Signature page to Second Amendment to Revolving Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION, as
Administrative Agent, Managing Agent for the CONA Lender Group, and as Lender

By:	/s/ Archana Uppal

Name:	Archana Uppal
Title:	Director

[Signature page to Second Amendment to Revolving Credit Agreement]